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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT


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                                                             STATE OF
                    SUBSIDIARY                            INCORPORATION                            DBA
                                                         OR ORGANIZATION
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
BKCAP Corporation                                  Delaware                     Burger King restaurant
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BKCAP, LLC                                         Delaware                     Burger King restaurant
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BKCN Corporation                                   Delaware                     Burger King restaurant
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BKCN, LLC                                          Delaware                     Burger King restaurant
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Bravogrand, Inc.                                   Indiana                      Burger King restaurant
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Bravokilo, Inc.                                    Indiana                      Burger King restaurant
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Chili's Of Christiana, Inc.                        Delaware                     Chili's restaurant
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Chili's Of Mount Laurel, Inc.                      New Jersey                   Chili's restaurant
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Full Service Dining, Inc.                          Indiana                      Spageddie's restaurant
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GAGHC, Inc.                                        Delaware                     Grady's American Grill restaurant
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GAGLC, Inc.                                        Texas                        Grady's American Grill restaurant
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Grady's American Grill Restaurant Corporation      Indiana                      Grady's American Grill restaurant
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Grady's American Grill, L.P.                       Texas                        Grady's American Grill restaurant
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Grady's, Inc.                                      Tennessee                    Grady's American Grill restaurant
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GRAYCAP Corporation                                Delaware                     Chili's restaurant
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GRAYCAP, LLC                                       Delaware                     Chili's restaurant
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GRAYCN Corporation                                 Delaware                     Chili's restaurant
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GRAYCN, LLC                                        Delaware                     Chili's restaurant
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Grayling Corporation                               Delaware                     Chili's restaurant
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Grayling Management Corporation                    Virginia                     Chili's restaurant
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QDI Management, L.L.C.                             Indiana                      Management company
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Southwest Dining, Inc.                             Indiana                      Chili's restaurant
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SWCAP Corporation                                  Delaware                     Chili's restaurant
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SWCAP, LLC                                         Delaware                     Chili's restaurant
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SWCN Corporation                                   Delaware                     Chili's restaurant
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SWCN, LLC                                          Delaware                     Chili's restaurant
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Tri-State Construction Co. Inc.                    Indiana                      Tri-State Construction Co., Inc.
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